Fees Summary	Aug. 14, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ (0)
Total Fee Amount	5,933.31
Total Transaction Valuation	42,963,885.10
Total Offset Amount	(0)
Net Fee	$ 5,933.31
Offset Table N/A	N/A